                                                                     EXHIBIT 10V
                                                                     -----------

                              CROWN ANDERSEN INC.

                       1998 DIRECTORS STOCK WARRANT PLAN

                                      1.

                                    PURPOSE
                                    -------

          The Directors Stock Warrant Plan (the "Plan") is intended to provide additional incentive to those members of the Board of Directors of Crown Andersen Inc. (the "Company") who are not employees of the Company or any of its subsidiaries by encouraging them to acquire share ownership in the Company, thus giving them a proprietary interest in the Company's business and providing them with a personal interest in the Company's continued success and progress. These objectives will be promoted through the issuance and sale of warrants to acquire shares of the Company's common stock pursuant to the terms hereof ("Warrants").

                                      2.

                            EFFECTIVE DATE OF PLAN
                            ----------------------

          This Plan shall take effect upon approval by the shareholders of the Company.

                                      3.

                                ADMINISTRATION
                                --------------

          This Plan shall be administered by a committee (the "Warrant Committee") which shall consist initially of those persons so designated by the Board of the Directors of the Company (the "Board"). The Warrant Committee shall consist at all times of not fewer than two members who may, but need not, also be members of the Board, but no person eligible to purchase Warrants or stock upon the exercise of Warrants pursuant to this Plan may serve as a member of the Warrant Committee. The Board from time to time may remove members from, or add members to, the Warrant Committee. Vacancies on the Warrant Committee, howsoever caused, shall be filled by the Board. The Warrant Committee shall select one of its members as Chairman and shall hold meetings at such times and places as the Chairman shall determine. Minutes of all meetings shall be made and observed. A majority of the members of the Warrant Committee shall control its actions at any meeting. The interpretation and construction by the Warrant Committee of any provision of this Plan or of any Warrant sold pursuant to the terms hereof shall be final unless otherwise determined by the Board. No member of the Board or the Warrant Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Warrant sold pursuant to the terms hereof.

                                      4.

                                 ELIGIBILITY
                                 -----------

          The persons who shall be eligible to purchase Warrants hereunder shall be Richard A. Beauchamp, Robert Dressler, Lester K. Legatski, and Jack C. Hendricks who constitute all the members of the Board of the Company who are not employees of the Company or any of its subsidiaries. Such person or persons to whom Warrants are sold hereunder are hereinafter individually referred to as AHolder" and collectively as "Holders." An eligible director may purchase more than one Warrant, but only on the terms and subject to the restrictions hereinafter set forth.

                                      5.

                                     STOCK
                                     -----

          (a) Authorized Shares.  The stock to be issued upon the  exercise of
              -----------------
Warrants sold pursuant to this Plan shall be the $0.10 par value common stock of the Company and, at the election of the Committee, may be either treasury stock or stock original issued for purposes of this Plan. The maximum aggregate number of shares of stock which may be available and sold pursuant to this Plan during the term of this Plan shall be 100,000 shares of the common stock of the Company, subject to adjustment upon changes in capitalization of the Company in as provided in Paragraph 9 hereof.

          (b) Rights of Holder.  A Holder of a Warrant shall have no rights as a
              ----------------
shareholder with respect to any shares subject to a Warrant sold pursuant to this Plan until the date of the issuance of a stock certificate to such person for such shares as a result of such person's exercise of such Warrant. Subject to the provisions set forth in Paragraph 9 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued to the older.

                                      6.

                               SALE OF WARRANTS
                               ----------------

          (a) Amount and Price of Warrants.  Subject to the terms of this Plan,
              ----------------------------
Warrants covering up to a maximum of 20,000 shares common stock of the Company may be purchased by each eligible current direct on or before January 25, 2008. Any eligible future directors may make such purchase on or before the termination date of this Plan established pursuant to Paragraph 6(c)(ii) below. The price for which the Warrants are to be sold shall be the fair market value thereof prior to their issuance as determined by the Warrant Committee.

          (b) Form of Warrant.  Each Warrant shall be in writing, in the form
              ---------------
prepared by the Warrant Committee and executed and dated by the Company, and shall set forth the terms and conditions of the Warrant in accordance with this Plan. The Warrant Committee shall present the form of Warrant to the eligible director, and upon execution of the form of Warrant by the eligible director and payment of the full purchase price of the Warrant, such Warrant shall be deemed to have been purchased as of the date of the latest of such events. Payment shall be in cash or, at the election of the Holder, with common stock of the Company having a fair market value as of the date of payment equal to the purchase price, with such fair market value to be determined in accordance with the provisions of Paragraph 7(a) hereof. The failure of the eligible director to execute the form of Warrant and pay the full purchase price of the Warrant within seven (7) days of the date of receipt of the form of Warrant shall render the Warrant and the form of Warrant null and void.

          (c) Limitations on Sale of Warrants. Notwithstanding any provisions to
             --------------------------------
the contrary contained herein, no Warrant shall be sold hereunder:

          (i) If the sale thereof would cause the maximum aggregate number of shares of stock of the Company made available under this Plan during the term of this Plan, or would cause the maximum number of shares of stock of the Company made available to any eligible director pursuant to this Plan, to exceed the maximum number of shares allowed by Paragraphs 5(a) or 6(a), respectively, hereof; or

          (ii) After 5:00 p.m., Atlanta, Georgia time, on the date ten years subsequent to the Effective Date of this Plan (the "Termination Date").

                                      7.

                       VESTING AND EXERCISE OF WARRANTS
                       --------------------------------

          (a) Vesting.  Warrants shall vest with respect to each Holder, and
              -------
each Holder shall be entitled to exercise Warrants for the purchase of shares of common stock in accordance with the following schedule.

          No. of Shares (Cumulative)         Vesting Date
          --------------------------         ------------
                4,000                     December 31, 1998
                8,000                     December 31, 1999
               12,000                     December 31, 2000
               16,000                     December 31, 2001
               20,000                     December 31, 2002

          (b) Exercise Price.  In the event a Holder elects to purchase shares
              --------------
of common stock of the Company under a Warrant, the exercise price per share shall be equal to the fair market value of a share of common stock of the Company on the date said Warrants are purchased. The fair market value per share of the common stock of the Company for purposes of this Plan shall be the closing price of the stock on such stock exchange the stock is listed, on the date preceding the date the Warrant is purchased. If, for any reason, the fair market value per share of common stock of the Company cannot be ascertained or is unavailable for the date preceding the date on which the Warrant is purchased, the fair market value of such stock shall be determined as of the nearest preceding date on which such fair market value can be ascertained pursuant to the term hereof.

          (c) Exercise Procedure.  A Holder who elects to purchase shares of
              ------------------
common stock by exercising a Warrant shall surrender the Warrant to the Company, prior to the Termination Date, at the principal offices of the Company, together with the purchase price for the shares to be purchased. Payment shall be in cash or, at the election of the Holder, with common stock of the Company having a fair market value as of the date of payment equal to the purchase price, with such fair market value to be determined in accordance with the provisions of Paragraph 7(b) hereof. If exercise for less than full value, the Holder shall be issued another Warrant for the balance of the shares not purchased, which shall be subject to all of the terms and conditions of his original Warrant. The right of exercise shall be limited to whole shares.

                                 8.

                       TERMS AND CONDITIONS OF WARRANTS
                       --------------------------------

          Each Warrant shall contain terms and conditions as determined in this Paragraph 8 and also shall incorporate by reference all of the other terms and conditions set forth in this Plan.

          (a) Holder and Number of Shares.  Each Warrant shall state the name of
              ---------------------------
the Holder and the number of shares of stock of the Company which are subject to the Warrant.

          (b) Price.  Each Warrant shall set forth the amount which the Holder
              -----
must pay to the Company for (i) the Warrant, and (ii) each share of stock subject to the Warrant, which in each case shall be the fair market value thereof determined as of the dates and in the manner specified in Paragraphs 6 and 7, respectively, of this Plan.

          (c) Vesting, Exercise and Term of Warrants.  Each Warrant shall
              --------------------------------------
provide that the Warrant may be exercised only in accordance with the vesting schedule set forth in Section 7(a) hereof and shall be exercised only by delivery by the Holder to the Warrant Committee of written notice of exercise executed by the Holder on the exercise form attached as Exhibit "A" to the Warrant, which exercise form shall identify the Warrant for which the exercise is being made, together with the number of shares with respect to which the Holder is exercising the Warrant. The exercise of a Warrant may be for fewer than the full number of shares of stock subject to such Warrant and, subject to the other restrictions on exercise set forth herein, the unexercised portion of a Warrant may be exercised at a later date by the Holder. Notwithstanding any provisions to the contrary herein set forth, no Warrant shall be exercisable either in whole or in part:

          (i)  After the Termination Date; or

          (ii) After the date upon which the shareholders of the Company have voted to liquidate or dissolve the Company.

          (d) Medium and Time of Payment.  Payments for Warrants and for shares
              --------------------------
of common stock upon the exercise of Warrants shall be in cash or, at the election of the Holder (or his successors pursuant to Paragraph 8(g) below, with common stock of the Company having a fair market value as of the date of payment equal to the purchase price, with such fair market value to be determined in accordance with the provisions of Paragraph 7(a) hereof.

          (e) Warrants Non-Transferable.  During the lifetime of a Holder, any
              -------------------------
Warrant purchased by such Holder shall be exercisable only by such Holder and shall not be assignable or transferable by him, and subject to Paragraph 8(g) below, no other person shall acquire any rights therein. No Warrant may be pledged or hypothecated nor shall any such Warrant be subject to execution, attachment or similar process.

          (f) Termination of Directorship. If the Holder ceases to be a director
              ---------------------------
of the Company for any reason other than death or legal incapacity, the Company shall repurchase such Holder's unexercised and outstanding Warrants within 60 days from the effective date of termination of his directorship, provided a written request for repurchase and the Warrants covered by such request are delivered to the Company within such period. If no such request is made within said 60 day period, said Holder's Warrants, upon expiration of said period, shall become null and void. The repurchase price shall be based upon whichever of the following is applicable as of the effective date of the termination of directorship.

          (i) If the market value per share of the common stock of the Company is equal to or above the exercise price per share specified in the Warrant, the Company shall purchase the Warrant from the Holder a the price that the Holder originally paid for said Warrant based upon the number of shares of common stock covered thereby which remain unexercised and outstanding plus interest at the rate of eight percent (8%) per annum from date of original purchase to date of repurchase.

          (ii) If the market value per share of the common stock of the Company is less than the exercise price per share specified in the Warrant, the Company shall purchase the Warrant from the Holder for a price equal to said market value divided by said exercise price, multiplied by the Holder's original purchase price for the number of shares of common stock covered by said Warrant which remains unexercised and outstanding.

          (g) Death or Incapacity of Holder.  In the event of the legal
              -----------------------------
incapacity or death of a Holder while a director of the Company, an unexercised Warrant owned by such incapacitated or deceased Holder may be exercised at any time within one year of the date of declaration of incapacity or death of such Holder, subject to the restrictions or exercisability set forth in Paragraphs 8(c)(i) and 8(c)(ii) above, by the legal guardian, executors, or administrators of the estate of the Holder or by any person or persons who shall have acquired the Warrant directly from the Holder by bequest or inheritance. Such exercise shall be effected in a accordance with the terms set forth in this Paragraph 8 as if such legal guardian, executor, or administrator was the named Holder. No Warrant shall be transferable by any Holder otherwise than by will or the laws of descent and distribution.

          (h) Agreement of Holder.  Each Holder shall agree to hold all Warrants
              -------------------
and all shares of stock acquired by such Holder pursuant to such Holder's exercise of any Warrant for investment purposes and not with a view to resale or distribution thereof to the public.

          (i) Delivery of Stock Certificates.  As promptly as practicable after
              ------------------------------
the date of exercise of a Warrant the receipt by the Company of full payment therefor, the Company shall deliver to each Holder a stock certificate representing the stock of the Company purchased by the Holder pursuant to the such Holder's exercise of the Warrant.

                                      9.

                           CHANGES IN CAPITALIZATION
                           -------------------------


          (a) Recapitilizations and Reorganization. In the event that subsequent
              ------------------------------------
to the Effective Date of this Plan and as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, the shares of common stock of the Company are increased or decreased or change into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, then (i) there shall be substituted for each share of common stock subject to an unexercised Warrant (in whole or in part) sold under this Plan the number and kind of shares of stock or other securities into which each such share of common stock shall be changed or into which each such share of commons stock shall be exchanged; (ii) the exercise price per share of commons stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the Warrant shall remain the same as immediately prior to such event; and (iii) the Committee shall make such other adjustments to the securities subject to Warrants and the provisions of the Plan as may be appropriate and equitable. Any such adjustment may provide for the elimination of fractional shares.

          (b) Rights of Holder.  Except as hereinabove expressly provided, no
              ----------------
Holder of a Warrant shall have any rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase, decrease or change in the number of shares of stock of the Company of any class by reason of any merger, consolidation, recapitalization or spinoff of assets or stock of another corporation. Except as hereinabove expressly provided, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or purchase price of shares of common stock subject to a Warrant.
The purchase of a Warrant pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                                      10.

                        SECURITIES REGISTRATION; LEGEND
                        -------------------------------

          In the event that the Company shall deem it necessary to register, under the Securities Act of 1933 or other applicable statutes, any shares with respect to which a Warrant shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 under the Rules and Regulations of the Securities and Exchange Commission or any state securities statute, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to a Holder. In any event, any shares with respect to which a Warrant is exercised shall contain a legend on the share certificate reflecting all restrictions on transferability which may be require pursuant to federal and state securities laws.

                                      11.

                     AMENDMENT, TERMINATION OR SUSPENSION
                     ------------------------------------

          In the event the Board shall determine that this Plan is not in the best interest of the Company or its shareholders for any reason, the Board shall have the power to add to, amend, or repeal any of the provisions of this Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate this Plan in whole or in part. In the event of any such action, the Warrant Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, repeal, suspension or termination shall affect, in any way, the rights of the Holders of outstanding Warrants without the consent of the Holders.

                                      12.

                                    NOTICES
                                    -------

          All notices or other communications by a Holder to the Warrant Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Warrant Committee at the location, or by the person, designated by the Warrant Committee for the receipt therof.

                                      13.

                                 TERM OF PLAN
                                 ------------

          Subject to Paragraph 11 hereof, this Plan shall terminate and the last date upon which a Warrant may be purchased shall be the Termination Date as defined in Paragraph 6(c)(ii) hereof.

                                      14.

                     INDEMNIFICATION OF WARRANT COMMITTEE
                     ------------------------------------

          In addition to such other rights of indemnification as they have as directors or officers of the Company or as members of the Warrant Committee, the members of the Warrant Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act pursuant to or in connection with this Plan or any Warrant purchased hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding; provided, however, that no Warrant Committee member shall be indemnified by the Company hereunder in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Warrant Committee member is liable for negligence or misconduct in the performance of his duties.

                                                                  Warrant No.___



                              CROWN ANDERSEN INC.
                              -------------------

                         STOCK PURCHASE WARRANT UNDER
                         ----------------------------
                       1998 DIRECTORS STOCK WARRANT PLAN
                       ---------------------------------

     This Stock Purchase Warrant (the "Warrant") certifies that _______________ (the "Holder") is entitled to purchase from Crown Andersen Inc., a Delaware corporation (the "Company"), subject to the vesting and other terms herein stated, _______ shares of common stock, par value $0.10 per share (the "Stock"), of the Company, and upon such purchase to receive a certificate or certificates representing such shares.

     This Warrant is issued under, and is subject to the terms and provisions of, the Company's 1998 Directors Stock Warrant Plan (the "Plan") and is further subject to the terms and provisions of any amendments or supplements to such Plan which may have been or may be duly made by the Company. The Plan and all amendments and supplements thereto are incorporated herein by reference. A true copy of the Plan and any supplements and amendments are on file at the principal office of the Company in Peachtree City, Georgia, and reference is made to the Plan and any such supplements or amendments in their entirety for a description of the respective rights, limitations of rights, obligations and duties of the Company and the Holder and for all other purposes.

                                 1.

                SHARES SUBJECT TO WARRANT AND VESTING SCHEDULE
                ----------------------------------------------

     The Holder shall have the right from the date hereof through __________, _____ [date, year] to purchase a total of 20,000 shares of Stock; provided, however, that this Warrant shall vest, and the Holder shall be entitled to exercise this Warrant for the purchase of shares of Stock, only in accordance with the following schedule:

          No. of Shares (Cumulative)         Vesting Date
          --------------------------         ------------
                     4,000                December 31, 1998
                     8,000                December 31, 1999
                    12,000                December 31, 2000
                    16,000                December 31, 2001
                    20,000                December 31, 2002

     To the extent that this Warrant is not exercised on or before 5:00 p.m., Atlanta, Georgia, Time, on January 25, 2008, it shall expire and the rights of the Holder shall become void and of no effect.

                                      2.

                                 EXERCISE PRICE
                                 --------------

     The price per share payable to the Company on the exercise of the purchase right evidenced by this Warrant (the "Warrant Price") shall be $________, such Warrant Price having been determined in accordance with the Plan.

                                      3.

                              MANNER OF EXERCISE
                              ------------------

     This Warrant may be exercised in whole at any time or in part from time to time for the purchase of the shares of Stock which such Holder is then entitled to purchase hereunder at the price set forth in Section 2 hereof, as adjusted under Section 5 hereof. In order to exercise this Warrant in whole or in part, the Holder shall deliver to the Company:

     (a) This Warrant, together with the exercise form, which is attached hereto as Exhibit A and constitutes a part hereof, duly completed and executed by the Holder and specifying the number of shares of Stock to be purchased; and

     (b) Payment, by cash or with common stock of the Company, of an amount equal to the aggregate purchase price of the shares of Stock being purchased.

     Upon receipt thereof, the Company, as promptly as practicable, shall cause to be executed and delivered to such Holder a certificate or certificates registered in the name of such Holder and representing the aggregate number of shares of Stock specified in said exercise form. If this Warrant shall have been exercised only in part, the Company, at the time of delivery of said certificate or certificates, will deliver to such Holder a new warrant evidencing the rights of such Holder to purchase the remaining shares of Stock called for by this Warrant, which new warrant in all other respects shall be identical with this Warrant. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation and delivery of stock certificates under this section. All shares of Stock issuable upon exercise of this Warrant shall be validly issued, fully paid and nonassessable.

                                      4.

                          TERMINATION OF DIRECTORSHIP
                          ---------------------------

     If the Holder ceases to be a director of the Company for any reason other than death or legal incapacity, the Company shall repurchase this Warrant from the Holder, to the extent it remains unexercised and outstanding, within sixty
(60) days from the effective date of termination of his directorship, provided a written request for repurchase and this Warrant (or any warrant issued in replacement hereof) are delivered to the Company within said period. If no such request is made within said 60-day period, this Warrant, upon expiration of said period, shall become null and void. The repurchase price shall be based upon whichever of the following is applicable as of the effective date of the termination of directorship:

     (a) If the market value per share of the common stock of the Company is equal to or above the exercise price per share specified herein, the Company shall purchase this Warrant from the Holder at the price that he originally paid for this Warrant based upon the number of shares of common stock covered thereby which remain unexercised and outstanding plus interest at the rate of eight percent (8%) per annum from date of original purchase to date of repurchase.

     (b) If the market value per share of the common stock of the Company is less than the exercise price per share specified herein, the Company shall purchase this Warrant from the Holder for a price equal to said market value divided by said exercise price, multiplied by the Holder's original purchase price for the number of shares of common stock covered by this Warrant which remain unexercised and outstanding.

                                      5.

                         ADJUSTMENT OF PURCHASE RIGHT
                         ----------------------------

     (a) In the event that as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, the shares of common stock of the Company are increased or decreased or changed into or exchange for a different number or kind of shares of stock or other securities of the Company or of another corporation, then (i) there shall be substituted for each share of Stock subject to this Warrant the number and kind of shares of stock or other securities into which each such share of Stock shall be changed or into which each such share of Stock shall be exchanged; (ii) the exercise price per share of common stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to this Warrant shall remain the same as immediately prior to such event; and (iii) the Company shall make such other adjustments to the securities subject to this Warrant as may be appropriate and equitable. Any such adjustment may provide for the elimination of fractional shares.

     (b) In the event that the Company, at any time prior to the exercise of this Warrant, shall dissolve, liquidate or wind up, then all rights under this Warrant shall terminate on a date fixed by the Company, such date as fixed to be not earlier than the date of commencement of the proceedings for such dissolution, liquidation or winding up, not later than thirty (30) days after such commencement date and in accordance with Section 8(c)(ii) of the Plan. Notice of such termination of purchase rights shall be given to the Holder hereof, as the same shall appear on the books of the Company, by mail at least thirty (30) days prior to such termination date.

     (c) Any adjustment to the number of shares issuable under this Section 5 may be to the nearest whole share, and the Company shall not be required to issue any fractional shares.

                                      6.

                                    Notices
                                    -------

     In case the Company proposes:

     (a) To pay any stock dividend upon its common stock or make any distribution (other than the ordinary cash dividends payable out of earnings) or offer any subscriptions or other rights to the holders of common stock;

     (b) To effect any capital reorganization or reclassification of capital stock of the Company; or

     (c) To effect the consolidation, merger, sale of all or substantially all of the assets, liquidation, dissolution or winding up of the Company, then the Company shall cause notice of any such intended action to be given to the Holder hereof.


     Any notice or other document required or permitted to be given or delivered to the Holder shall be sent by certified or registered mail to such Holder at the following address or such other address as shall have been furnished below to the Company in writing by such Holder:

                                    ________________________
                                    ________________________
                                    ________________________
                                    ________________________

Any notice or other document required or permitted to be given or delivered to the Company shall be sent by certified or registered mail to 306 Dividend Drive, Peachtree City, Georgia 30269. A notice shall be deemed to have been received on the fifth business day after notice has been given as provided in this
Section 6.

                                      7.

                             RESERVATION OF SHARES
                             ---------------------

     The Company agrees at all times to reserve a sufficient number of shares of common stock to cover the number of shares issuable upon exercise of this and all other warrants of like tenor then outstanding.

                                      8.

                               RIGHTS OF HOLDER
                               ----------------

     The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

                                      9.

                                TRANSFERABILITY
                                ---------------

     This Warrant and the shares issuable upon the exercise hereof are being purchased by the Holder solely for investment and not with a view to resale or distribution thereof to the public. This Warrant may not be sold, transferred, assigned or hypothecated by the Holder except (a) by will or by the laws of intestacy, (b) otherwise in accordance with Sections 8(e) and (g) of the Plan, or (c) upon the express prior written consent of the Company. Further, neither this Warrant, any shares of Stock issuable upon the exercise hereof or any other security issuable upon the exercise hereof may be offered or sold except in compliance with the Securities Act of 1933, as amended, and any applicable state securities laws or regulations then in effect and then only against receipt of an agreement of such person to whom such offer of sale is made to comply with the provisions of this section with regard to any resale or other disposition of such securities.

                                      10.

                                    LEGEND
                                    ------

     (a) THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE BUT HAVE BEEN ISSUED OR SOLD IN RELIANCE ON THE EXEMPTIONS FROM REGISTRATION CONTAINED IN PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED, AND SECTION 4(2) OF THE 1933 ACT. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO EFFECTIVE REGISTRATION. STATEMENTS MADE UNDER SUCH ACTS AND EFFECTIVE QUALIFICATION OR REGISTRATION UNDER ALL OTHER APPLICABLE STATE SECURITIES LAWS AND REGULATIONS OR PURSUANT TO EXEMPTIONS FROM REGISTRATION UNDER SUCH ACTS AND SUCH OTHER APPLICABLE STATE SECURITIES LAWS OR REGULATIONS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

     (b) The Company shall cause a legend substantially similar to the foregoing to be set forth on each certificate representing shares of Stock or any other securities issued or issuable upon exercise of this Warrant not theretofore distributed to the public, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary.

                                      11.

                                 APPLICABLE LAWS
                                 ---------------

     This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.



     IN WITNESS WHEREOF, the Company has executed this Warrant as of the _____ day of ______________, ______.



                                    CROWN ANDERSEN, INC.


                                    By:________________________
                                       Chairman of the Board

(SEAL)                              Attest:______________________
                                           Secretary

                                   EXHIBIT A
                                   ---------

                                 Exercise Form
                                 -------------

(To be executed by the registered holder of this Warrant to exercise the right to purchase common stock of Crown Andersen Inc. evidenced by this Warrant.)

     I hereby irrevocably subscribe for _____ shares of common stock, $0.10 par value per share, of Crown Andersen, Inc. (the "Company") pursuant to and in accordance with the terms of Stock Purchase Warrant No. __ and herewith make payment of $_______ for such securities in cash or shares of common stock of thee Company. I request that a certificate for such securities be issued in my name and be delivered to me at the address stated below, and, if such number of shares is not all of the shares purchasable under this Warrant, that a new Warrant of like tenor for the balance of the shares purchasable under this Warrant be delivered to me at such address.

Date: _________     Signed: ___________________________________

                    Name and Address: _________________________
                    (Please print)    _________________________
                                      _________________________
                                      _________________________


     Crown Andersen Inc. hereby acknowledges receipt of the above exercise form and payment this ____ day of _____________, _____.



                                    CROWN ANDERSEN, INC.


                                    By:________________________
                                       Chairman of the Board


(SEAL)                              Attest:______________________
                                           Secretary